UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

——————————
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2019 (August 21, 2019)

AMERICAN SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On May 29, 2019, the Board of Directors of American Software, Inc. (the “Registrant”) adopted the 2020 Equity Compensation Plan (the “2020 Plan”), subject to the approval of the Registrant’s shareholders. At the Registrant’s annual meeting of shareholders held on August 21, 2019, shareholders approved the 2020 Plan and it became effective as of that date. The results of the shareholder vote on the 2020 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.
A description of the material terms of the 2020 Plan is set forth under the caption “Proposal 4 - Approval of 2020 Equity Compensation Plan” in the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 26, 2019, and is incorporated herein by reference. The description of the 2020 Plan included therein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2020 Plan, a copy of which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the Registrant’s annual meeting of shareholders on August 21, 2019, 28,002,585 Class A shares and 1,821,587 Class B shares were represented in person or by proxy, which constituted a quorum. Other than in the election of directors, in which holders of Class A shares and Class B shares vote as separate classes, each outstanding Class A share is entitled to a one-tenth vote per share and each outstanding Class B share is entitled to one vote per share on all matters brought before the Registrant’s shareholders. The final results for each matter submitted to the shareholders of the Registrant at the annual meeting are as follows:
1.    The following persons were duly elected as directors of the Registrant:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
CLASS A DIRECTORS
W. Dennis Hogue	12,546,325	10,655,283	43,953	4,757,024
James B. Miller	19,506,027	3,697,457	42,077	4,757,024
CLASS B DIRECTORS
James C. Edenfield	1,821,587	0	0	0
J. Michael Edenfield	1,821,587	0	0	0
Matthew G. McKenna	1,821,587	0	0	0
Thomas L. Newberry, V	1,821,587	0	0	0

2.     The ratification of the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending April 30, 2020 was approved as follows:

Votes For	Votes Against	Abstentions
4,422,684	195,584	3,567

3.     The resolution approving the compensation of the Registrant’s named executive officers, on an advisory basis, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,982,826	159,095	4,221	475,702

4.     The resolution approving the adoption of the Registrant’s 2020 Equity Compensation Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,789,755	339,039	17,349	475,702

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

10.1
American Software, Inc. 2020 Equity Compensation Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 26, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2019
AMERICAN SOFTWARE, INC.
(Registrant)

By: /s/ Vincent C. Klinges
Name:    Vincent C. Klinges
Title: Chief Financial Officer